Acquisition of FPSO Units and Investment in Sevan Marine ASA	12 Months Ended
Dec. 31, 2011
Acquisition of FPSO Units and Investment in Sevan Marine ASA [Abstract]
Acquisition of FPSO Units and Investment in Sevan Marine ASA
3.	Acquisition of FPSO Units and Investment in Sevan Marine ASA

On November 30, 2011, the Company acquired from Sevan Marine ASA (or Sevan) the FPSO unit Sevan Hummingbird (or Hummingbird) and its existing customer contract for approximately $184 million (including an adjustment for working capital) and made an investment of approximately $25 million to obtain a 40% ownership interest in a recapitalized Sevan. The Company also entered into a cooperation agreement with Sevan relating to joint marketing of offshore projects, the development of future projects, and the financing of such projects. Concurrently, the Company’s subsidiary, Teekay Offshore Partners L.P. (or Teekay Offshore), acquired from Sevan the FPSO unit Sevan Piranema (or Piranema) and its existing customer contract for approximately $164 million (including an adjustment for working capital). The purchase price for the acquisitions of the Hummingbird and the Piranema and the investment in Sevan Marine were paid in cash and financed by a combination of new debt facilities, a private placement offering of Teekay Offshore common units and existing liquidity.

On November 30, 2011, the Company also entered into an agreement to acquire the FPSO unit Sevan Voyageur (or Voyageur) and its existing customer contract from Sevan. The Company will acquire the Voyageur once the existing upgrade project is completed and the Voyageur commences operations under its customer contract, currently expected to be in the fourth quarter of 2012. The Company will pay Sevan $94.0 million to acquire the Voyageur, will assume the Voyageur’s existing $230.0 million credit facility, which had an outstanding balance of $220.0 million on November 30, 2011, and are responsible for all upgrade costs after November 30, 2011, which are estimated to be between $110 and $130 million. The Company has control over the upgrade project and has guaranteed the repayment of the existing credit facility. The Voyageur has been consolidated by the Company effective November 30, 2011, as the Voyageur has been determined to be a variable interest entity (or VIE) and the Company has been determined to be the primary beneficiary. The following table summarizes the balance sheet of the Voyageur as at December 31, 2011:

ASSETS
Cash and cash equivalents	30,963
Other current assets	7,195
Vessels and equipment	322,092
Deferred tax assets	1,955

Total assets	362,205

LIABILITIES AND EQUITY
Accounts payable	11,860
Accrued liabilities	3,063
Long-term debt (note 8)	220,497
Derivative liabilities	4,969
Other long-term liabilities	1,523

Total liabilities	241,912
Total equity	120,293

Total liabilities and total equity	362,205

The 2007-built Piranema FPSO is currently operating under a long-term charter to Petrobras S.A. on the Piranema field located in the Brazil offshore region. The charter includes a firm contract period through March 2018, with up to 11 one-year extension options that includes cost-escalation clauses.

The 2008-built Hummingbird FPSO is currently operating under a charter to Centrica Energy Upstream on the Chestnut field in the UK sector of the North Sea. The charter was recently extended to September 2012 and thereafter, includes one six-month extension option, one three-year extension option and two one-year extension options.

The 2009-built Voyageur FPSO operated successfully on the Shelley field in the UK sector of the North Sea from August 2009 to August 2010. The unit is currently undergoing an upgrade prior to commencement of its charter contract with E.ON Ruhrgas UK E&P on the Huntington field in the UK sector of the North Sea. The charter is expected to commence in the fourth quarter of 2012 for a firm period of five years, with extension options.

This transaction consolidates the industry in the harsh environment FPSO space, broadens the Company’s FPSO offering to include both ship shape and cylindrical FPSO solutions and was concluded at an attractive price. A total bargain purchase gain of $58.2 million related to the acquisition of the FPSO units and the 40% equity investment in Sevan has been recorded in the consolidated statements of income (loss) for the year ended December 31, 2011.

During 2011, Sevan encountered severe financial difficulties following significant cost overruns on the upgrade of the Voyageur and was unable to service its existing financial obligations. The acceptance of the Company’s offer and the recognition of the bargain purchase gain, was in part due to the Company’s ability to structure the transaction in a way that would satisfy all the various stakeholders, including Sevan’s management, lenders, customers and shareholders, within a short time frame, the Company’s financial strength and limited competition in the transaction. As a result, the Company was able to purchase the assets at a discount in this distressed acquisition situation.

The Company’s acquisition was accounted for using the purchase method of accounting, based upon estimates of fair value. The estimated fair values of certain assets and liabilities have been determined with the assistance of third-party valuation specialists. Certain of these estimates of fair value, most notably vessels and equipment, investment in Sevan Marine and in-process revenue contracts, are preliminary and are subject to further adjustment. The operating results of the Hummingbird, Piranema and Voyageur are reflected in the Company’s consolidated financial statements from November 30, 2011, the effective date of acquisition. During December 2011, the Company recognized $14.5 million of revenue and $60.3 million of net income, including the bargain purchase gain, resulting from these acquisitions. In addition, the Company incurred $1.1 million of acquisition-related expenses, which are reflected in general and administrative expenses.

The following table summarizes the preliminary fair values of the assets acquired and liabilities, including the Voyageur VIE, assumed by the Company at November 30, 2011:

As at November 30,
2011
$
ASSETS
Cash and cash equivalents	50,230
Other current assets	29,209
Vessels and equipment	869,952
Deferred income taxes	3,307
Investment in Sevan Marine	49,200
Other assets—long-term	659

Total assets acquired	1,002,557

LIABILITIES
Current liabilities	41,376
In-process revenue contracts	158,968
Long-term debt (note 8)	220,497
Other long-term liabilities	6,036
Non-controlling interest	144,600

Total liabilities assumed	571,477

Net assets acquired	431,080

Bargain purchase gain	(58,235)

Cash consideration	372,845

The Company is obligated to fund the upgrade of the Voyageur. In addition to the upgrade, the Company is also obligated to make remaining payments to acquire the Voyageur (see Note 16 c).

The following table shows comparative summarized consolidated pro forma financial information for the Company for the years ended December 31, 2011 and 2010, giving effect to the Company’s acquisition of the Sevan FPSO units as if it had taken place on January 1, 2010:

	Pro Forma Year Ended December 31, 2011 (unaudited) $	Pro Forma Year Ended December 31, 2010 (unaudited) $
Revenues	2,109,929	2,284,336
Net loss	(382,432)	(176,456)
Loss per common share
—Basic	(5.18)	(3.79)
—Diluted	(5.18)	(3.79)